UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 10, 2003

OMNICARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8269	31-1001351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard	41011
Suite 1600	(Zip Code)
Covington, Kentucky
(Address of principal executive offices)

(859) 392-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item	5. Other Events.

In connection with Rule 5b-3 under the Trust Indenture Act of 1939 (the “Trust Indenture Act”), SunTrust Bank is qualified to act as Trustee under the First Supplemental Indenture among Omnicare, Inc. (the “Company”), SunTrust Bank and the subsidiary guarantors named therein and the Second Supplemental Indenture between the Company and SunTrust Bank, each of which supplemental indentures supplements the Subordinated Indenture between the Company and SunTrust Bank, a form of which was filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3, as amended (File No. 333-103115) (the “Registration Statement”). Copies of the Forms T-1 regarding such qualifications prepared by SunTrust Bank are being filed as Exhibits 25.2.1 and 25.2.2 to this report.

In connection with Rule 5b-3 under the Trust Indenture Act, JPMorgan Chase Bank is qualified to act as Trustee under the Guarantee Agreement between the Company and JPMorgan Chase Bank, a form of which was filed as Exhibit 4.18 to the Company’s Registration Statement. In addition, JPMorgan Chase Bank is qualified to act as Trustee under the Amended and Restated Trust Agreement among the Company, JPMorgan Chase Bank and the administrative trustees named therein, a form of which was filed as Exhibit 4.16 to the Company’s Registration Statement. Copies of the Forms T-1 regarding such qualifications prepared by JPMorgan Chase Bank are being filed as Exhibits 25.3 and 25.4 to this report.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

25.2.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under the Subordinated Debt Securities Indenture.

25.2.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under the Subordinated Debt Securities Indenture.

25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under Guarantee Agreement of Omnicare, Inc. relating to Trust Preferred Securities.

25.4	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under Amended and Restated Trust Agreement of the Omnicare Capital Trust I relating to Trust Preferred Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMNICARE, INC.

By:	/S/ PETER LATERZA

Peter Laterza Vice President and General Counsel

Dated:  June 12, 2003

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

25.2.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under the Subordinated Debt Securities Indenture.

25.2.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under the Subordinated Debt Securities Indenture.

25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under Guarantee Agreement of Omnicare, Inc. relating to Trust Preferred Securities.

25.4	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Trustee under Amended and Restated Trust Agreement of Omnicare Capital Trust I relating to Trust Preferred Securities.

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